Exhibit 10.1

Execution Version

FOURTH AMENDMENT

TO

AMENDED AND RESTATED

CREDIT AGREEMENT

DATED AS OF SEPTEMBER 6, 2013

AMONG

DIAMONDBACK ENERGY, INC.,

AS PARENT GUARANTOR

DIAMONDBACK O&G LLC (F/K/A WINDSOR PERMIAN LLC),

AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

WELLS FARGO SECURITIES, LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of September 6, 2013, is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (f/k/a Windsor Permian LLC, the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 24, 2012, as amended by that certain First Amendment dated as of July 31, 2012, that certain Second Amendment dated as of September 28, 2012 and that certain Third Amendment dated as of August 30, 2013 (as amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

C. Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the definitions of “Agreement” and “Senior Unsecured Notes” in their entirety and replacing them with the following:

“‘Agreement’ means this Amended and Restated Credit Agreement, as amended by the First Amendment dated as of July 31, 2012, the Second Amendment dated as of September 28, 2012, the Third Amendment dated as of August 30, 2013 and the Fourth Amendment dated as of September 6, 2013, as the same may be amended, modified or supplemented from time to time.

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‘Senior Unsecured Notes’ means Debt in the form of unsecured senior or senior subordinated notes issued by the Parent Guarantor or the Borrower in an aggregate principal amount not to exceed $500,000,000 at any one time outstanding, including exchange notes issued in exchange therefor pursuant to any registration rights agreement (it being agreed that any such exchange or offer to exchange shall not constitute a Redemption or an offer to Redeem for purposes of this Agreement), and, in each case, any guarantees thereof by the Parent Guarantor, the Borrower or a Guarantor; provided that (a) at the time of incurring such Debt (i) no Default has occurred and is then continuing and (ii) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (b) such Debt does not have any scheduled amortization prior to 91 days after the Maturity Date, (c) such Debt does not mature sooner than 91 days after the Maturity Date, (d) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, (e) such Debt and any guarantees thereof are on prevailing market terms for similarly situated companies and (f) the Borrowing Base is adjusted as contemplated by Section 2.07(f) and the Borrower makes any prepayment required under Section 3.04(c)(iii).”

2.2 Amendment to Section 9.01. Section 9.01 is hereby amended by adding the following Section 9.01(e):

“(e) Notwithstanding anything to the contrary herein, for purposes of this Section 9.01 Interest Expense and EBITDAX shall be calculated as follows: for the four fiscal quarters ending on (i) September 30, 2013, Interest Expense and EBITDAX shall equal Interest Expense and EBITDAX, as applicable, for the fiscal quarter ending on such date multiplied by 4, (ii) December 31, 2013, Interest Expense and EBITDAX shall equal Interest Expense and EBITDAX, as applicable, for the two fiscal quarters ending on such date multiplied by 2, and (iii) March 31, 2014, Interest Expense and EBITDAX shall equal Interest Expense and EBITDAX, as applicable, for the three fiscal quarters ending on such date multiplied by 4/3.”

Section 3. Conditions Precedent. This Fourth Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

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3.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii) no Default or Event of Default has occurred and is continuing, and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.5 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Fourth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Loan Document. This Fourth Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC (f/k/a Windsor Permian LLC), as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	CFO

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	CFO

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	CFO

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Patrick J. Fults
Name:	Patrick J. Fults
Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Assistant Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ Chris Whigman
Name:	Chris Whigham
Title:	Senior Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT